SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

November 10, 2015

Date of Report (Date of Earliest Event Reported)

American Business Services, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-54985	84-1194104
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12200 N.W. Ambassador Dr., Suite 326
Kansas City, MO	64163
(Address of principal executive offices)	(Zip Code)

(816) 464-0508

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On November 10, 2015, the registrant dismissed Cutler & Co., LLC (“Cutler”) as their registered independent public accountant.  On November 10, 2015, the registrant engaged Pritchett, Siler & Hardy, PC (“Pritchett”) as its new registered independent public accountant.

b.

For the year ended December 31, 2014, Cutler’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

c.

The decision to dismiss Cutler and to engage Pritchett was approved by the registrant’s board of directors.

d.

Through the period covered by the financial audit for the year ended December 31, 2014 there have been no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cutler would have caused them to make reference thereto in their report on the financial statements.  For the interim period through November 10, 2015 (the date of dismissal), there have been no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cutler would have caused them to make reference thereto in their report on the financial statements.

e.

We have authorized Cutler to respond fully to any inquiries of Pritchett.

f.

During the year ended December 31, 2014 and the interim period through November 10, 2015, there have been no reportable events between the registrant and Cutler as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.

The registrant provided a copy of the foregoing disclosures to Cutler prior to the date of the filing of this report and requested that Cutler furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

a.

On November 10, 2015, the registrant engaged Pritchett, Siler & Hardy, PC, as its new registered independent public accountant.  During the year ended December 31, 2014 and 2013 and prior to November 10, 2015 (the date of the new engagement), we did not consult with Pritchett regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements by Pritchett, in either case where written or oral advice provided by Pritchett would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 – Exhibits

Exhibit 16.1 – Letter from Cutler & Co., LLC dated November 12, 2015, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

American Business Services, Inc.

By:      /s/ Bryan Hansel

Bryan Hansel

Chief Executive Officer

Dated:  November 12, 2015